Exhibit 99.2

Philip Morris International Inc.

Glossary of Key Terms, Definitions
and Explanatory Notes; and

Select Financial Information and Reconciliations of
Non-GAAP Financial Measures

2023 Third-Quarter Results
October 19, 2023

Glossary of Key Terms, Definitions
and Explanatory Notes

General
•"PMI" refers to Philip Morris International Inc. and its subsidiaries. Trademarks and service marks that are the registered property of, or licensed by, the subsidiaries of PMI, are italicized.
•Comparisons are made to the same prior-year period unless otherwise stated.
•References to total industry, total market, PMI shipment volume and PMI market share performance reflect cigarettes and heated tobacco units, unless otherwise stated.
•As of the first quarter of 2022, total industry volume, PMI in-market sales volume and PMI market share for the following geographies include the cigarillo category in Japan: the total international market, EA, AU & PMI DF Region, and Japanese domestic market.
•References to total international market, defined as worldwide cigarette and heated tobacco unit volume excluding the U.S., total industry, total market and market shares are PMI estimates for tax-paid products based on the latest available data from a number of internal and external sources and may, in defined instances, exclude the People's Republic of China and/or PMI's duty free business.
•2022 estimates for total industry volume and market share in certain geographies reflect limitations on the availability and accuracy of industry data during pandemic-related restrictions.
•"Combustible tobacco products" is the term PMI uses to refer to cigarettes and other tobacco products that are combusted.
•In-market sales, or "IMS," is defined as sales to the retail channel, depending on the market and distribution model.
•"Total shipment volume" is defined as the combined total of cigarette shipment volume and heated tobacco unit shipment volume.
•"SSEA, CIS & MEA" stands for South & Southeast Asia, Commonwealth of Independent States, and Middle East & Africa.
•"EA, AU & PMI DF" stands for East Asia, Australia and PMI Duty Free.
•"Americas" refers to the former Latin America & Canada segment, which was renamed as the Americas segment as of the third quarter of 2021. References to "Americas" may, in defined instances, exclude the U.S.
•In the third quarter of 2021, PMI acquired Fertin Pharma A/S, Vectura Group plc. and OtiTopic, Inc. On March 31, 2022, PMI launched a new Wellness and Healthcare business consolidating these entities, Vectura Fertin Pharma. The operating results of this new business are reported in the Wellness and Healthcare segment. The business operations of PMI's Wellness and Healthcare segment are managed and evaluated separately from the geographical segments.
•As of December 31, 2022, Philip Morris Holland Holdings B.V. (“PMHH”), a wholly owned subsidiary of PMI, had acquired 94.81% of the outstanding shares of Swedish Match. On February 17, 2023, PMHH obtained "advanced title" under the Swedish Companies Act to the remaining issued and outstanding shares in Swedish Match, following the exercise of its right to compulsory redemption of all remaining shares. The operating results of Swedish Match are disclosed as a separate segment. The business operations of the Swedish Match segment are evaluated separately from the geographical segments.
•Following the deconsolidation of PMI's Canadian subsidiary, Rothmans, Benson & Hedges, Inc. (RBH) on March 22, 2019, PMI continues to report the volume and corresponding royalty revenues of brands sold by RBH for which other PMI subsidiaries are the trademark owner. These include HEETS, Next, Philip Morris and Rooftop. The volume and corresponding royalty revenues for these brands sold by RBH were not material to PMI for all periods presented.

•From time to time, PMI’s shipment volumes are subject to the impact of distributor inventory movements (or wholesaler inventory movements in certain markets where PMI does not sell to distributors), and estimated total industry/market volumes are subject to the impact of inventory movements in various trade channels that include estimated trade inventory movements of PMI’s competitors arising from market-specific factors that significantly distort reported volume disclosures. Such factors may include changes to the manufacturing supply chain, shipment methods, consumer demand, timing of excise tax increases or other influences that may affect the timing of sales to customers. In such instances, in addition to reviewing PMI shipment volumes and certain estimated total industry/market volumes on a reported basis, management reviews these measures on an adjusted basis that excludes the impact of distributor and/or estimated trade inventory movements. Management also believes that disclosing PMI shipment volumes and estimated total industry/market volumes in such circumstances on a basis that excludes the impact of distributor and/or estimated trade inventory movements, such as on an IMS basis, improves the comparability of performance and trends for these measures over different reporting periods.
•Volume comparisons versus Swedish Match's 2022 third-quarter and September year-to-date results reflect data sourced from its disclosures, available at www.swedishmatch.com/investors.
Financial
•Adjusted net revenues exclude the impact related to the termination of a distribution arrangement in the Middle East.
•"Cost of sales" consists principally of: tobacco leaf, non-tobacco raw materials, labor and manufacturing costs; shipping and handling costs; and the cost of devices produced by third-party electronics manufacturing service providers. Estimated costs associated with device warranty programs are generally provided for in cost of sales in the period the related revenues are recognized.
•"Marketing, administration and research costs" include the costs of marketing and selling our products, other costs generally not related to the manufacture of our products (including general corporate expenses), and costs incurred to develop new products. The most significant components of our marketing, administration and research costs are marketing and sales expenses and general and administrative expenses.
•"Cost/Other" in the Consolidated Financial Summary table of total PMI and the six segments of this release reflects the currency-neutral variances of: cost of sales (excluding the volume/mix cost component); marketing, administration and research costs (including asset impairment and exit costs); and amortization and impairment of intangibles. “Cost/Other” also includes the currency-neutral net revenue variance, unrelated to volume/mix and price components, attributable to: fees for certain distribution rights billed to customers in certain markets in the SSEA, CIS & MEA Region and the revenue adjustment for the termination of a distribution arrangement in the Middle East.
•"Adjusted Operating Income Margin" is calculated as adjusted operating income, divided by adjusted net revenues.
•"Adjusted EBITDA" is defined as earnings before interest, taxes, depreciation, amortization and equity (income)/loss in unconsolidated subsidiaries, excluding asset impairment and exit costs, impairment of intangibles, and unusual items.
•"Net debt" is defined as total debt, less cash and cash equivalents.
•Growth rates presented on an organic basis reflect adjusted results, excluding currency, acquisitions and disposals.
•Management reviews net revenues, operating income, operating income margin, operating cash flow and earnings per share, or "EPS," on an adjusted basis, which may exclude the impact of currency and other items such as acquisitions, asset impairment and exit costs, tax items and other special items. Additionally, starting in 2022 and on a comparative basis, for these measures other than net revenues and operating cash flow, PMI includes adjustments to add back amortization expense on acquisition related intangible assets that are recorded as part of purchase accounting and contribute to PMI’s revenue generation, as well as impairment of intangible assets, if any. While amortization expense on acquisition related intangible assets is excluded in these adjusted measures, the net revenues generated from these acquired intangible assets are included in the company's adjusted measures, unless otherwise stated. Currency-neutral and organic growth rates reflect the way management views underlying performance for these measures. PMI believes that such measures provide useful insight into underlying business trends and results. Management reviews these measures because they exclude changes in currency exchange rates and other factors that may distort underlying business trends, thereby improving the comparability of PMI’s business performance between reporting periods. Furthermore, PMI uses several of these measures in its management compensation program to promote internal fairness and a disciplined assessment of performance against company targets. PMI discloses these measures to enable investors to view the business through the eyes of management.
•Non-GAAP measures used by PMI should neither be considered in isolation nor as a substitute for the financial measures prepared in accordance with U.S. GAAP. For a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP measures, see the "Select Financial Information and Reconciliations of Non-GAAP Financial Measures" section of this document.
•U.S. GAAP Treatment of a country as a Highly Inflationary Economy. Following the categorization of a country by the International Practices Task Force of the Center for Audit Quality as having a three-year cumulative inflation rate greater than 100%, the country is considered highly inflationary in accordance with U.S. GAAP. For such countries, PMI accounts for the operations of its local affiliates as highly inflationary, and to treat the U.S. dollar as the functional currency of the affiliates. Such treatment was effective July 1, 2018, for Argentina, and April 1, 2022, for Turkey.
•"Fair value adjustment for equity security investments" reflects the adjustment resulting from share price movements in passive investments for publicly traded entities that are not controlled or influenced by PMI. Under U.S. GAAP, such adjustments are required, since January 1, 2018, to be reflected directly in the income statement. 2022 adjustments reflect share price movements in PMI's investments in India and Sri Lanka.
•"Swedish Match AB acquisition accounting related item" refers to expenses associated with fair-value adjustments on Swedish Match inventories. In the fourth quarter of 2022, PMI recorded a total fair value step-up adjustment for inventories of $146 million related to the acquisition, of which $125 million was recognized in cost of sales in the fourth quarter of 2022, with the remaining amount recognized in the first quarter of 2023.
•"Income tax impact associated with Swedish Match AB financing" reflects a deferred tax benefit (cost) for unrealized foreign currency losses (gains) on intercompany loans related to the Swedish Match acquisition financing reflected in PMI's consolidated statements of earnings. The underlying pre-tax foreign currency movements fully offset in the consolidated statements of earnings and were reflected as currency translation adjustments in PMI's consolidated statements of stockholders' (deficit) equity.
•Termination of agreement with Foundation for a Smoke-Free World: On September 29, 2023, PMI and the Foundation for a Smoke-Free World (the "Foundation") entered into the Final Grant Agreement and Termination of the Second Amended and Restated Pledge Agreement ("Agreement"). Under the terms of the Agreement, PMI paid $140 million in the third quarter of 2023 in return for the termination of the pledge agreement between the parties. As a result, PMI recorded a pre-tax charge of $140 million in the quarter, commensurate with the early termination of this pledge agreement.
•Russia tax item: In the third quarter of 2023, PMI recorded a tax charge associated with an increase in deferred tax liabilities related to the unremitted earnings of PMI’s Russian subsidiaries ($173 million) due to the unilateral suspension of certain Russian double tax treaties by the Russian government on August 8, 2023, with respect to certain payments including dividends.
•The Swedish Match segment's 2023 third-quarter results include the impact of financial statement presentation reclassifications recorded on a year-to-date basis primarily associated with the alignment of accounting policies related to the company's post-acquisition evaluation of sales incentives, excise taxes and acquired contracts. These reclassifications are not material to the condensed consolidated results of the current period or the period in which they relate.
Smoke-Free Products
•Smoke-free products ("SFPs") is the term PMI primarily uses to refer to all of its products that are not combustible tobacco products, such as heat-not-burn, e-vapor, and oral nicotine. In addition, SFPs include wellness and healthcare products, as well as consumer accessories such as lighters and matches.
•Reduced-risk products (“RRPs”) is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continuing smoking. PMI has a range of RRPs in various stages of development, scientific assessment and commercialization. PMI's RRPs are smoke-free products that contain and/or generate far lower quantities of harmful and potentially harmful constituents than found in cigarette smoke.
•Wellness and Healthcare products primarily refer to products associated with inhaled therapeutics and oral and intra-oral delivery systems that are included in the operating results of PMI's new Wellness and Healthcare business, Vectura Fertin Pharma.
•"Heated tobacco units," or "HTUs," is the term PMI uses to refer to heated tobacco consumables, which include the company's BLENDS, DELIA, HEETS, HEETS Creations, HEETS Dimensions, HEETS Marlboro and HEETS FROM MARLBORO (defined collectively as HEETS), Marlboro Dimensions, Marlboro HeatSticks, Parliament HeatSticks, SENTIA, TEREA and TEREA CRAFTED, as well as the KT&G-licensed brands, Fiit and Miix (outside of South Korea). HTU's also include zero tobacco heat-not-burn consumables (LEVIA)
•Unless otherwise stated, market share for HTUs is defined as the in-market sales volume for HTUs as a percentage of the total estimated industry sales volume for cigarettes and HTUs. For Japan, total estimated industry sales volume also includes cigarillos.
•Unless otherwise stated, all references to IQOS are to PMI's Platform 1 IQOS devices and heated tobacco consumables.
•IQOS heat-not-burn devices are precisely controlled heating devices into which a specially designed and proprietary tobacco units are inserted and heated to generate an aerosol.
•"PMI heat-not-burn products" include licensed KT&G heat-not-burn products.
•"PMI HTUs" include licensed KT&G HTUs.
•“Total IQOS users” is defined as the estimated number of Legal Age (minimum 18 years) users of PMI heat-not-burn products, for which PMI HTUs represented at least a portion of their daily tobacco consumption over the past seven days.
The estimated number of adults who have "switched to IQOS and stopped smoking" reflects:
•for markets where there are no heat-not-burn products other than PMI heat-not-burn products: daily individual consumption of PMI HTUs represents the totality of their daily tobacco consumption in the past seven days;
•for markets where PMI heat-not-burn products are among other heat-not-burn products: daily individual consumption of HTUs represents the totality of their daily tobacco consumption in the past seven days, of which at least 70% is PMI HTUs.
Note: The above IQOS user metrics reflect PMI estimates, which are based on consumer claims and sample-based statistical assessments with an average margin of error of +/-5% at a 95% Confidence Interval in key volume markets. The accuracy and reliability of IQOS user metrics may vary based on individual market maturity and availability of information.
As of December 2020, PMI heat-not-burn products and HTUs include licensed KT&G heat-not-burn products and HTUs, respectively.
•Swedish Match nicotine pouch products reflect 15 pouches per can in the U.S. and 21 pouches per can outside the U.S.

Select Financial Information and Reconciliations of Non-GAAP Financial Measures

				Schedule 1
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Diluted Earnings Per Share (EPS)
($ in millions, except per share data) / (Unaudited)

Quarters Ended		Diluted EPS	Nine Months Ended
September 30,			September 30,
$ 1.32		2023 Diluted Earnings Per Share (1)		$ 3.61
$ 1.34		2022 Diluted Earnings Per Share (1)		$ 4.27
$ (0.02)		Change		$ (0.66)
(1.5)%		% Change		(15.5)%

		Reconciliation:
$ 1.34		2022 Diluted Earnings Per Share (1)		$ 4.27
0.02		2022 Amortization of intangibles		0.06
0.06		2022 Impairment of goodwill and other intangibles		0.06
—		2022 Charges related to the war in Ukraine		0.07
0.11		2022 Costs associated with Swedish Match AB offer		0.13
—		2022 Tax Items		(0.03)
—		2022 Fair value adjustment for equity security investments		0.03
—		2023 Asset impairment and exit costs		(0.06)
—		2023 Impairment of goodwill and other intangibles		(0.44)
(0.10)		2023 Amortization of intangibles		(0.18)
—		2023 Swedish Match AB acquisition accounting related item		(0.01)
(0.09)		2023 Income tax impact associated with Swedish Match AB financing		(0.03)
—		2023 Termination of distribution arrangement in the Middle East		(0.04)
—		2023 South Korea indirect tax charge		(0.11)
(0.07)		2023 Termination of agreement with Foundation for a Smoke-Free World		(0.07)
(0.01)		2023 Charges related to the war in Ukraine		(0.01)
0.03		2023 Fair value adjustment for equity security investments		0.02
(0.11)		2023 Tax Items		(0.11)
(0.17)		Currency		(0.43)
(0.06)		Interest		(0.18)
(0.02)		Change in tax rate		0.02
0.39		Operations (2)		0.65
$ 1.32		2023 Diluted Earnings Per Share (1)		$ 3.61

(1) Basic and diluted EPS were calculated using the following (in millions):

Quarters Ended			Nine Months Ended
September 30,			September 30,
2023	2022		2023	2022
$ 2,054	$ 2,087	Net Earnings attributable to PMI	$ 5,617	$ 6,651
6	5	Less: Distributed and undistributed earnings attributable to share-based payment awards	17	18
$ 2,048	$ 2,082	Net Earnings for basic and diluted EPS	$ 5,600	$ 6,633

1,552	1,550	Weighted-average shares for basic EPS	1,552	1,550
2	2	Plus Contingently Issuable Performance Stock Units	1	2
1,554	1,552	Weighted-average shares for diluted EPS	1,553	1,552

(2) Includes the impact of shares outstanding and share-based payments

							Schedule 2
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency, and Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS, excluding Currency
(Unaudited)

Quarters Ended September 30,				Nine Months Ended September 30,
2023	2022	% Change		2023	2022	% Change
$ 1.32	$ 1.34	(1.5)%	Reported Diluted EPS	$ 3.61	$ 4.27	(15.5)%
(0.17)			Less: Currency	(0.43)
$ 1.49	$ 1.34	11.2%	Reported Diluted EPS, excluding Currency	$ 4.04	$ 4.27	(5.4)%

Quarters Ended September 30,				Nine Months Ended September 30,			Year Ended
2023	2022	% Change		2023	2022	% Change	2022
$ 1.32	$ 1.34	(1.5)%	Reported Diluted EPS	$ 3.61	$ 4.27	(15.5)%	$ 5.81
—	—		Asset impairment and exit costs	0.06	—		—
—	—		Termination of distribution arrangement in the Middle East	0.04	—		—
0.10	0.02		Amortization of intangibles	0.18	0.06		0.09
—	0.06		Impairment of goodwill and other intangibles	0.44	0.06		0.06
0.01	—		Charges related to the war in Ukraine	0.01	0.07		0.08
—	0.11		Costs associated with Swedish Match AB offer	—	0.13		0.06
—	—		Swedish Match AB acquisition accounting related item	0.01	—		0.06
0.09	—		Income tax impact associated with Swedish Match AB financing	0.03	—		(0.13)
—	—		South Korea indirect tax charge	0.11	—		—
0.07	—		Termination of agreement with Foundation for a Smoke-Free World	0.07	—		—
(0.03)	—		Fair value adjustment for equity security investments	(0.02)	0.03		(0.02)
0.11	—		Tax items	0.11	(0.03)		(0.03)
$ 1.67	$ 1.53	9.2%	Adjusted Diluted EPS	$ 4.65	$ 4.59	1.3%	$ 5.98
(0.17)			Less: Currency	(0.43)
$ 1.84	$ 1.53	20.3%	Adjusted Diluted EPS, excluding Currency	$ 5.08	$ 4.59	10.7%

								Schedule 3

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acqui- sitions	Net Revenues excl. Currency & Acquisitions	Quarters Ended September 30,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2023					Combustible Tobacco	2022	% Change
$ 2,160	$ 112	$ 2,048	$ —	$ 2,048	Europe	$ 1,996	8.2%	2.6%	2.6%
2,485	(291)	2,775	—	2,775	SSEA, CIS & MEA	2,454	1.3%	13.1%	13.1%
678	(14)	692	—	692	EA, AU & PMI DF	692	(1.9)%	0.1%	0.1%
460	37	423	—	423	Americas	450	2.4%	(5.9)%	(5.9)%
49	—	49	49	—	Swedish Match	—	—%	—%	—%
$ 5,832	$ (155)	$ 5,988	$ 49	$ 5,939	Total Combustible Tobacco	$ 5,591	4.3%	7.1%	6.2%

2023					Smoke-free excl. W&H	2022	% Change
$ 1,512	$ 90	$ 1,422	$ —	$ 1,422	Europe	$ 1,276	18.5%	11.5%	11.5%
292	(110)	403	—	403	SSEA, CIS & MEA	368	(20.6)%	9.3%	9.3%
893	(37)	930	—	930	EA, AU & PMI DF	715	24.8%	29.9%	29.9%
18	1	17	—	17	Americas	24	(27.9)%	(30.1)%	(30.1)%
519	—	519	519	—	Swedish Match	—	—%	—%	—%
$ 3,234	$ (57)	$ 3,290	$ 519	$ 2,771	Total Smoke-free excl. W&H	$ 2,384	35.7%	38.0%	16.2%

2023					Wellness and Healthcare	2022	% Change
$ 75	$ 3	$ 72	$ —	$ 72	Wellness and Healthcare	$ 57	31.6%	26.3%	26.3%

2023					Smoke-free incl. W&H	2022	% Change
$ 3,309	$ (54)	$ 3,362	$ 519	$ 2,843	Smoke-free incl. W&H	$ 2,441	35.6%	37.8%	16.5%

2023					PMI	2022	% Change
$ 3,672	$ 202	$ 3,470	$ —	$ 3,470	Europe	$ 3,272	12.2%	6.1%	6.1%
2,777	(401)	3,178	—	3,178	SSEA, CIS & MEA	2,822	(1.6)%	12.6%	12.6%
1,571	(51)	1,622	—	1,622	EA, AU & PMI DF	1,407	11.7%	15.3%	15.3%
478	38	440	—	440	Americas	474	0.8%	(7.2)%	(7.2)%
568	—	568	568	—	Swedish Match	—	—%	—%	—%
75	3	72	—	72	Wellness and Healthcare	57	31.6%	26.3%	26.3%
$ 9,141	$ (209)	$ 9,350	$568	$ 8,782	Total PMI	$ 8,032	13.8%	16.4%	9.3%

Note: Sum of product categories or Regions might not foot to Total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million

									Schedule 4
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues		Currency	Net Revenues excluding Currency	Acqui- sitions	Net Revenues excl. Currency & Acquisitions	Nine Months Ended September 30,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2023						Combustible Tobacco	2022	% Change
$ 6,084		$ (21)	$ 6,105	$ —	$ 6,105	Europe	$ 5,996	1.5%	1.8%	1.8%
6,988	(1)	(608)	7,596	—	7,596	SSEA, CIS & MEA	6,852	2.0%	10.9%	10.9%
2,091		(107)	2,197	—	2,197	EA, AU & PMI DF	2,214	(5.6)%	(0.8)%	(0.8)%
1,349		61	1,288	—	1,288	Americas	1,296	4.1%	(0.6)%	(0.6)%
333		—	333	333	—	Swedish Match	—	—%	—%	—%
$ 16,845		$ (675)	$ 17,520	$333	$ 17,187	Total Combustible Tobacco	$ 16,358	3.0%	7.1%	5.1%

2023						Smoke-free excl. W&H	2022	% Change
$ 3,900		$ 15	$ 3,885	$ —	$ 3,885	Europe	$ 3,809	2.4%	2.0%	2.0%
934		(125)	1,059	—	1,059	SSEA, CIS & MEA	929	0.5%	13.9%	13.9%
2,680		(247)	2,928	—	2,928	EA, AU & PMI DF	2,244	19.5%	30.5%	30.5%
50		—	50	—	50	Americas	71	(29.7)%	(29.3)%	(29.3)%
1,481		—	1,481	1,481	—	Swedish Match	—	—%	—%	—%
$ 9,045		$ (357)	$ 9,402	$1,481	$ 7,921	Total Smoke-free excl. W&H	$ 7,053	28.2%	33.3%	12.3%

2023						Wellness and Healthcare	2022	% Change
$ 237		$ (2)	$239	$—	$ 239	Wellness and Healthcare	$ 199	19.1%	20.1%	20.1%

2023						Smoke-free incl. W&H	2022	% Change
$ 9,282		$ (359)	$ 9,641	$ 1,481	$ 8,160	Smoke-free incl. W&H	$ 7,252	28.0%	32.9%	12.5%

2023						PMI	2022	% Change
$ 9,984		$ (6)	$ 9,990	$ —	$ 9,990	Europe	$ 9,805	1.8%	1.9%	1.9%
7,922	(1)	(733)	8,655	—	8,655	SSEA, CIS & MEA	7,781	1.8%	11.2%	11.2%
4,771		(354)	5,125	—	5,125	EA, AU & PMI DF	4,458	7.0%	15.0%	15.0%
1,399		61	1,338	—	1,338	Americas	1,367	2.3%	(2.1)%	(2.1)%
1,814		—	1,814	1,814	—	Swedish Match	—	—%	—%	—%
237		(2)	239	—	239	Wellness and Healthcare	199	19.1%	20.1%	20.1%
$ 26,127		$ (1,034)	$ 27,161	$1,814	$ 25,347	Total PMI	$ 23,610	10.7%	15.0%	7.4%

(1) Includes a reduction in net revenues of $80 million related to the termination of distribution arrangement in the Middle East
Note: Sum of product categories or Regions might not foot to Total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million

													Schedule 5

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Net Revenues to Adjusted Net Revenues, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Special Items		Adjusted Net Revenues	Currency	Adjusted Net Revenues excluding Currency	Acqui- sitions	Adjusted Net Revenues excluding Currency & Acqui- sitions		Net Revenues	Special Items	Adjusted Net Revenues	Total	Excluding Currency	Excluding Currency & Acqui- sitions

2023								Quarters Ended September 30,	2022			% Change
$ 3,672	$ —		$ 3,672	$ 202	$ 3,470	$ —	$ 3,470	Europe	$ 3,272	$ —	$ 3,272	12.2%	6.1%	6.1%
2,777	—		2,777	(401)	3,178	—	3,178	SSEA, CIS & MEA	2,822	—	2,822	(1.6)%	12.6%	12.6%
1,571	—		1,571	(51)	1,622	—	1,622	EA, AU & PMI DF	1,407	—	1,407	11.7%	15.3%	15.3%
478	—		478	38	440	—	440	Americas	474	—	474	0.8%	(7.2)%	(7.2)%
568	—		568	—	568	568	—	Swedish Match	—	—	—	—%	—%	—%
75	—		75	3	72	—	72	Wellness and Healthcare	57	—	57	31.6%	26.3%	26.3%
$ 9,141	$ —		$ 9,141	$ (209)	$ 9,350	$ 568	$ 8,782	Total PMI	$ 8,032	$ —	$ 8,032	13.8%	16.4%	9.3%

2023								Nine Months Ended September 30,	2022			% Change
$ 9,984	$ —		$ 9,984	$ (6)	$ 9,990	$ —	$ 9,990	Europe	$ 9,805	$ —	$ 9,805	1.8%	1.9%	1.9%
7,922	(80)	(1)	8,002	(733)	8,735	—	8,735	SSEA, CIS & MEA	7,781	—	7,781	2.8%	12.3%	12.3%
4,771	—		4,771	(354)	5,125	—	5,125	EA, AU & PMI DF	4,458	—	4,458	7.0%	15.0%	15.0%
1,399	—		1,399	61	1,338	—	1,338	Americas	1,367	—	1,367	2.3%	(2.1)%	(2.1)%
1,814	—		1,814	—	1,814	1,814	—	Swedish Match	—	—	—	—%	—%	—%
237	—		237	(2)	239	—	239	Wellness and Healthcare	199	—	199	19.1%	20.1%	20.1%
$ 26,127	$ (80)		$ 26,207	$ (1,034)	$ 27,241	$ 1,814	$ 25,427	Total PMI	$ 23,610	$ —	$ 23,610	11.0%	15.4%	7.7%
(1) Reflects a reduction in net revenues of $80 million related to the termination of distribution arrangement in the Middle East

								Schedule 6

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments of Operating Income for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Currency	Operating Income excluding Currency	Acqui-sitions	Operating Income excluding Currency & Acquisitions		Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2023					Quarters Ended September 30,	2022	% Change
$ 1,708	$ 124	$ 1,584	$ —	$ 1,584	Europe	$ 1,415	20.7%	11.9%	11.9%
801	(306)	1,107	—	1,107	SSEA, CIS & MEA	1,086	(26.2)%	1.9%	1.9%
753	(68)	821	—	821	EA, AU & PMI DF	533	41.3%	54.0%	54.0%
5	(38)	43	—	43	Americas	85	(94.1)%	(49.4)%	(49.4)%
140	—	140	140	—	Swedish Match	—	—%	—%	—%
(37)	1	(38)	—	(38)	Wellness and Healthcare	(151)	75.5%	74.8%	74.8%
$ 3,370	$ (287)	$ 3,657	$ 140	$ 3,517	Total PMI	$ 2,968	13.5%	23.2%	18.5%

2023					Nine Months Ended September 30,	2022	% Change
$ 4,446	$ 64	$ 4,382	$ —	$ 4,382	Europe	$ 4,447	—%	(1.5)%	(1.5)%
2,371	(448)	2,819	—	2,819	SSEA, CIS & MEA	3,009	(21.2)%	(6.3)%	(6.3)%
1,920	(313)	2,233	—	2,233	EA, AU & PMI DF	1,746	10.0%	27.9%	27.9%
141	(74)	215	—	215	Americas	336	(58.0)%	(36.0)%	(36.0)%
597	—	597	597	—	Swedish Match	—	—%	—%	—%
(808)	(1)	(807)	—	(807)	Wellness and Healthcare	(216)	-(100)%	-(100)%	-(100)%
$ 8,667	$ (772)	$ 9,439	$ 597	$ 8,842	Total PMI	$ 9,322	(7.0)%	1.3%	(5.1)%

												Schedule 7

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Special Items (1)	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acqui- sitions	Adjusted Operating Income excluding Currency & Acqui- sitions		Operating Income	Special Items (1)	Adjusted Operating Income	Total	Excluding Currency	Excluding Currency & Acqui- sitions

2023							Quarters Ended September 30,	2022			% Change
$ 1,708	$ (89)	$ 1,797	$ 124	$ 1,673	$ —	$ 1,673	Europe	$ 1,415	$ (115)	$ 1,530	17.5%	9.3%	9.3%
801	(49)	850	(306)	1,156	—	1,156	SSEA, CIS & MEA	1,086	(67)	1,153	(26.3)%	0.3%	0.3%
753	(28)	781	(68)	849	—	849	EA, AU & PMI DF	533	(46)	579	34.9%	46.6%	46.6%
5	(9)	14	(38)	52	—	52	Americas	85	(13)	98	(85.7)%	(46.9)%	(46.9)%
140	(175)	315	—	315	315	—	Swedish Match	—	—	—	—%	—%	—%
(37)	(14)	(23)	1	(24)	—	(24)	Wellness and Healthcare	(151)	(121)	(30)	23.3%	20.0%	20.0%
$ 3,370	$ (364)	$ 3,734	$ (287)	$ 4,021	$ 315	$ 3,706	Total PMI	$ 2,968	$ (362)	$ 3,330	12.1%	20.8%	11.3%

2023							Nine Months Ended September 30,	2022			% Change
$ 4,446	$ (158)	$ 4,604	$ 64	$ 4,540	$ —	$ 4,540	Europe	$ 4,447	$ (280)	$ 4,727	(2.6)%	(4.0)%	(4.0)%
2,371	(173)	2,544	(448)	2,992	—	2,992	SSEA, CIS & MEA	3,009	(94)	3,103	(18.0)%	(3.6)%	(3.6)%
1,920	(254)	2,174	(313)	2,487	—	2,487	EA, AU & PMI DF	1,746	(59)	1,805	20.4%	37.8%	37.8%
141	(18)	159	(74)	233	—	233	Americas	336	(19)	355	(55.2)%	(34.4)%	(34.4)%
597	(292)	889	—	889	889	—	Swedish Match	—	—	—	—%	—%	—%
(808)	(723)	(85)	(1)	(84)	—	(84)	Wellness and Healthcare	(216)	(158)	(58)	(46.6)%	(44.8)%	(44.8)%
$ 8,667	$ (1,618)	$ 10,285	$ (772)	$ 11,057	$ 889	$ 10,168	Total PMI	$ 9,322	$ (610)	$ 9,932	3.6%	11.3%	2.4%

(1) See Schedule 8 and 9 for Special Items details

									Schedule 8 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Quarters Ended September 30,		Change Fav./(Unfav.)		Variance Fav./(Unfav.)
PMI	2023	2022	Total	Excl. Curr. & Acquisitions	Total	Currency	Acquisitions	Price	Vol/Mix	Cost/Other
Reported Operating Income	$ 3,370	$ 2,968	13.5%	18.5%	$ 402	$ (287)	$ 140	$ 513	$ 66	$ (30)
Impairment of goodwill and other intangibles	—	(112)	+100%	+100%	112	—	—	—	—	112
Amortization of intangibles	(205)	(27)	-(100)%	(11.1)%	(178)	—	(175)	—	—	(3)
Charges related to the war in Ukraine	(19)	(6)	-(100)%	-(100)%	(13)	—	—	—	—	(13)
Costs associated with Swedish Match AB offer	—	(217)	+100%	+100%	217	—	—	—	—	217
Termination of agreement with Foundation for a Smoke-Free World	(140)	—	—%	—%	(140)	—	—	—	—	(140)
Adjusted Operating Income	$ 3,734	$ 3,330	12.1%	11.3%	$ 404	$ (287)	$ 315	$ 513	$ 66	$ (203)

Europe
Reported Operating Income	$ 1,708	$ 1,415	20.7%	11.9%	$ 293	$ 124	$ —	$ 176	$ 11	$ (18)
Amortization of intangibles	(8)	(9)	11.1%	11.1%	1	—	—	—	—	1
Charges related to the war in Ukraine	(19)	(6)	-(100)%	-(100)%	(13)	—	—	—	—	(13)
Costs associated with Swedish Match AB offer	—	(100)	+100%	+100%	100	—	—	—	—	100
Termination of agreement with Foundation for a Smoke-Free World	(62)	—	—%	—%	(62)	—	—	—	—	(62)
Adjusted Operating Income	$ 1,797	$ 1,530	17.5%	9.3%	$ 267	$ 124	$ —	$ 176	$ 11	$ (44)

SSEA, CIS & MEA
Reported Operating Income	$ 801	$ 1,086	(26.2)%	1.9%	$ (285)	$ (306)	$ —	$ 265	$ (74)	$ (170)
Amortization of intangibles	(5)	(6)	16.7%	16.7%	1	—	—	—	—	1
Costs associated with Swedish Match AB offer	—	(61)	+100%	+100%	61	—	—	—	—	61
Termination of agreement with Foundation for a Smoke-Free World	(44)	—	—%	—%	(44)	—	—	—	—	(44)
Adjusted Operating Income	$ 850	$ 1,153	(26.3)%	0.3%	$ (303)	$ (306)	$ —	$ 265	$ (74)	$ (188)

									Schedule 8 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Quarters Ended September 30,		Change Fav./(Unfav.)		Variance Fav./(Unfav.)
EA, AU & PMI DF	2023	2022	Total	Excl. Curr. & Acquisitions	Total	Currency	Acqui-sitions	Price	Vol/Mix	Cost/Other
Reported Operating Income	$ 753	$ 533	41.3%	54.0%	$ 220	$ (68)	$ —	$ 36	$ 170	$ 82
Amortization of intangibles	(1)	(1)	—%	—%	—	—	—	—	—	—
Costs associated with Swedish Match AB offer	—	(45)	+100%	+100%	45	—	—	—	—	45
Termination of agreement with Foundation for a Smoke-Free World	(27)	—	—%	—%	(27)	—	—	—	—	(27)
Adjusted Operating Income	$ 781	$ 579	34.9%	46.6%	$ 202	$ (68)	$ —	$ 36	$ 170	$ 64

Americas
Reported Operating Income	$ 5	$ 85	(94.1)%	(49.4)%	$ (80)	$ (38)	$ —	$ 21	$ (41)	$ (22)
Amortization of intangibles	(2)	(2)	—%	—%	—	—	—	—	—	—
Costs associated with Swedish Match AB offer	—	(11)	+100%	+100%	11	—	—	—	—	11
Termination of agreement with Foundation for a Smoke-Free World	(7)	—	—%	—%	(7)	—	—	—	—	(7)
Adjusted Operating Income	$ 14	$ 98	(85.7)%	(46.9)%	$ (84)	$ (38)	$ —	$ 21	$ (41)	$ (26)

Swedish Match
Reported Operating Income	$ 140	$ —	—%	—%	$ 140	$ —	$ 140	$ —	$ —	$ —
Amortization of intangibles	(175)	—	—%	—%	(175)	—	(175)	—	—	—
Adjusted Operating Income	$ 315	$ —	—%	—%	$ 315	$ —	$ 315	$ —	$ —	$ —

Wellness & Healthcare
Reported Operating Income / (Loss)	$ (37)	$ (151)	75.5%	74.8%	$ 114	$ 1	$ —	$ 15	$ —	$ 98
Amortization of intangibles	(14)	(9)	(55.6)%	(55.6)%	(5)	—	—	—	—	(5)
Impairment of goodwill and other intangibles	—	(112)	+100%	+100%	112	—	—	—	—	112
Adjusted Operating Income / (Loss)	$ (23)	$ (30)	23.3%	20.0%	$ 7	$ 1	$ —	$ 15	$ —	$ (9)

									Schedule 9 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Nine Months Ended September 30,		Change Fav./(Unfav.)		Variance Fav./(Unfav.)
PMI	2023	2022	Total	Excl. Curr. & Acquisitions	Total	Currency	Acquisitions	Price	Vol/Mix	Cost/Other
Reported Operating Income	$ 8,667	$ 9,322	(7.0)%	(5.1)%	$ (655)	$ (772)	$ 597	$ 1,309	$ (38)	$ (1,751)
Asset Impairment & Exit Costs	(109)	—	—%	—%	(109)	—	—	—	—	(109)
Termination of distribution arrangement in the Middle East	(80)	—	—%	—%	(80)	—	—	—	—	(80)
Impairment of goodwill and other intangibles	(680)	(112)	-(100)%	-(100)%	(568)	—	—	—	—	(568)
Amortization of intangibles	(368)	(101)	-(100)%	6.9%	(267)	—	(274)	—	—	7
Charges related to the war in Ukraine	(19)	(128)	85.2%	85.2%	109	—	—	—	—	109
Costs associated with Swedish Match AB offer	—	(269)	+100%	+100%	269	—	—	—	—	269
Swedish Match AB acquisition accounting related items	(18)	—	—%	—%	(18)	—	(18)	—	—	—
South Korea Indirect Tax Charge	(204)	—	—%	—%	(204)	—	—	—	—	(204)
Termination of agreement with Foundation for a Smoke-Free World	(140)	—	—%	—%	(140)	—	—	—	—	(140)
Adjusted Operating Income	$ 10,285	$ 9,932	3.6%	2.4%	$ 353	$ (772)	$ 889	$ 1,309	$ (38)	$ (1,035)

Europe
Reported Operating Income	$ 4,446	$ 4,447	—%	(1.5)%	$ (1)	$ 64	$ —	$ 353	$ (225)	$ (193)
Asset Impairment & Exit Costs	(49)	—	—%	—%	(49)	—	—	—	—	(49)
Amortization of intangibles	(28)	(28)	—%	—%	—	—	—	—	—	—
Charges related to the war in Ukraine	(19)	(128)	85.2%	85.2%	109	—	—	—	—	109
Costs associated with Swedish Match AB offer	—	(124)	+100%	+100%	124	—	—	—	—	124
Termination of agreement with Foundation for a Smoke-Free World	(62)	—	—%	—%	(62)	—	—	—	—	(62)
Adjusted Operating Income	$ 4,604	$ 4,727	(2.6)%	(4.0)%	$ (123)	$ 64	$ —	$ 353	$ (225)	$ (315)

SSEA, CIS & MEA
Reported Operating Income	$ 2,371	$ 3,009	(21.2)%	(6.3)%	$ (638)	$ (448)	$ —	$ 751	$ (188)	$ (753)
Asset Impairment & Exit Costs	(34)	—	—%	—%	(34)	—	—	—	—	(34)
Termination of distribution arrangement in the Middle East	(80)	—	—%	—%	(80)	—	—	—	—	(80)
Amortization of intangibles	(15)	(18)	16.7%	16.7%	3	—	—	—	—	3
Costs associated with Swedish Match AB offer	—	(76)	+100%	+100%	76	—	—	—	—	76
Termination of agreement with Foundation for a Smoke-Free World	(44)	—	—%	—%	(44)	—	—	—	—	(44)
Adjusted Operating Income	$ 2,544	$ 3,103	(18.0)%	(3.6)%	$ (559)	$ (448)	$ —	$ 751	$ (188)	$ (674)

									Schedule 9 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Nine Months Ended September 30,		Change Fav./(Unfav.)		Variance Fav./(Unfav.)
EA, AU & PMI DF	2023	2022	Total	Excl. Curr. & Acquisitions	Total	Currency	Acquisitions	Price	Vol/Mix	Cost/Other
Reported Operating Income	$ 1,920	$ 1,746	10.0%	27.9%	$ 174	$ (313)	$ —	$ 73	$ 459	$ (45)
Asset Impairment & Exit Costs	(21)	—	—%	—%	(21)	—	—	—	—	(21)
Amortization of intangibles	(2)	(3)	33.3%	33.3%	1	—	—	—	—	1
Costs associated with Swedish Match AB offer	—	(56)	+100%	+100%	56	—	—	—	—	56
South Korea Indirect Tax Charge	(204)	—	—%	—%	(204)	—	—	—	—	(204)
Termination of agreement with Foundation for a Smoke-Free World	(27)	—	—%	—%	(27)	—	—	—	—	(27)
Adjusted Operating Income	$ 2,174	$ 1,805	20.4%	37.8%	$ 369	$ (313)	$ —	$ 73	$ 459	$ 150

Americas
Reported Operating Income	$ 141	$ 336	(58.0)%	(36.0)%	$ (195)	$ (74)	$ —	$ 94	$ (84)	$ (131)
Asset Impairment & Exit Costs	(5)	—	—%	—%	(5)	—	—	—	—	(5)
Amortization of intangibles	(6)	(6)	—%	—%	—	—	—	—	—	—
Costs associated with Swedish Match AB offer	—	(13)	+100%	+100%	13	—	—	—	—	13
Termination of agreement with Foundation for a Smoke-Free World	(7)	—	—%	—%	(7)	—	—	—	—	(7)
Adjusted Operating Income	$ 159	$ 355	(55.2)%	(34.4)%	$ (196)	$ (74)	$ —	$ 94	$ (84)	$ (132)

Swedish Match
Reported Operating Income	$ 597	$ —	—%	—%	$ 597	$ —	$ 597	$ —	$ —	$ —
Amortization of intangibles	(274)	—	—%	—%	(274)	—	(274)	—	—	—
Swedish Match AB acquisition accounting related items	(18)	—	—%	—%	(18)	—	(18)	—	—	—
Adjusted Operating Income	$ 889	$ —	—%	—%	$ 889	$ —	$ 889	$ —	$ —	$ —

Wellness & Healthcare
Reported Operating Income / (Loss)	$ (808)	$ (216)	-(100)%	-(100)%	$ (592)	$ (1)	$ —	$ 38	$ —	$ (629)
Amortization of Intangibles	(43)	(46)	6.5%	6.5%	3	—	—	—	—	3
Impairment of goodwill and other intangibles	(680)	(112)	-(100)%	-(100)%	(568)	—	—	—	—	(568)
Adjusted Operating Income / (Loss)	$ (85)	$ (58)	(46.6)%	(44.8)%	$ (27)	$ (1)	$ —	$ 38	$ —	$ (64)

														Schedule 10

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Adjusted Operating Income (1)	Adjusted Net Revenues (2)	Adjusted Operating Income Margin	Adjusted Operating Income excluding Currency (1)	Adjusted Net Revenues excluding Currency (2)	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income excluding Currency & Acqui- sitions (1)	Adjusted Net Revenues excluding Currency & Acqui- sitions (2)	Adjusted Operating Income Margin excluding Currency & Acqui- sitions		Adjusted Operating Income (1)	Adjusted Net Revenues (2)	Adjusted Operating Income Margin	Adjusted Operating Income Margin	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income Margin excluding Currency & Acqui- sitions

2023									Quarters Ended September 30,	2022			% Points Change
$ 1,797	$ 3,672	48.9%	$ 1,673	$ 3,470	48.2%	$ 1,673	$ 3,470	48.2%	Europe	$ 1,530	$ 3,272	46.8%	2.1	1.4	1.4
850	2,777	30.6%	1,156	3,178	36.4%	1,156	3,178	36.4%	SSEA, CIS & MEA	1,153	2,822	40.9%	(10.3)	(4.5)	(4.5)
781	1,571	49.7%	849	1,622	52.3%	849	1,622	52.3%	EA, AU & PMI DF	579	1,407	41.2%	8.5	11.1	11.1
14	478	2.9%	52	440	11.8%	52	440	11.8%	Americas	98	474	20.7%	(17.8)	(8.9)	(8.9)
315	568	55.5%	315	568	55.5%	—	—	—%	Swedish Match	—	—	—%	—	—	—
(23)	75	(30.7)%	(24)	72	(33.3)%	(24)	72	(33.3)%	Wellness and Healthcare	(30)	57	(52.6)%	21.9	19.3	19.3
$ 3,734	$ 9,141	40.8%	$ 4,021	$ 9,350	43.0%	$ 3,706	$ 8,782	42.2%	Total PMI	$ 3,330	$ 8,032	41.5%	(0.7)	1.5	0.7

2023									Nine Months Ended September 30,	2022			% Points Change
$ 4,604	$ 9,984	46.1%	$ 4,540	$ 9,990	45.4%	$ 4,540	$ 9,990	45.4%	Europe	$ 4,727	$ 9,805	48.2%	(2.1)	(2.8)	(2.8)
2,544	8,002	31.8%	2,992	8,735	34.3%	2,992	8,735	34.3%	SSEA, CIS & MEA	3,103	7,781	39.9%	(8.1)	(5.6)	(5.6)
2,174	4,771	45.6%	2,487	5,125	48.5%	2,487	5,125	48.5%	EA, AU & PMI DF	1,805	4,458	40.5%	5.1	8.0	8.0
159	1,399	11.4%	233	1,338	17.4%	233	1,338	17.4%	Americas	355	1,367	26.0%	(14.6)	(8.6)	(8.6)
889	1,814	49.0%	889	1,814	49.0%	—	—	—%	Swedish Match	—	—	—%	—	—	—
(85)	237	(35.9)%	(84)	239	(35.1)%	(84)	239	(35.1)%	Wellness and Healthcare	(58)	199	(29.1)%	(6.8)	(6.0)	(6.0)
$ 10,285	$ 26,207	39.2%	$ 11,057	$ 27,241	40.6%	$ 10,168	$ 25,427	40.0%	Total PMI	$ 9,932	$ 23,610	42.1%	(2.9)	(1.5)	(2.1)

(1) For the calculation of Adjusted Operating Income and Adjusted Operating Income excluding currency and acquisitions refer to Schedule 8 and 9
(2) For the calculation of Adjusted Net Revenues excluding currency and acquisitions refer to Schedule 5

						Schedule 11
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Condensed Statements of Earnings
($ in millions, except per share data) / (Unaudited)

Quarters Ended September 30,				Nine Months Ended September 30,
2023	2022	Change Fav./(Unfav.)		2023	2022	Change Fav./(Unfav.)
9,141	8,032	13.8%	Net Revenues	26,127	23,610	10.7%
3,165	2,935	(7.8)%	Cost of sales	9,431	8,191	(15.1)%
5,976	5,097	17.2%	Gross profit	16,696	15,419	8.3%
2,606	2,129	(22.4)%	Marketing, administration and research costs	8,029	6,097	(31.7)%
3,370	2,968	13.5%	Operating Income	8,667	9,322	(7.0)%
261	138	(89.1)%	Interest expense, net	788	418	(88.5)%
8	7	(14.3)%	Pension and other employee benefit costs	36	16	-(100)%
3,101	2,823	9.8%	Earnings before income taxes	7,843	8,888	(11.8)%
1,031	622	(65.8)%	Provision for income taxes	2,019	1,835	(10.0)%
(101)	(21)	+100%	Equity investments and securities (income)/loss, net	(131)	20	+100%
2,171	2,222	(2.3)%	Net Earnings	5,955	7,033	(15.3)%
117	135	(13.3)%	Net Earnings attributable to noncontrolling interests	338	382	(11.5)%
$ 2,054	$ 2,087	(1.6)%	Net Earnings attributable to PMI	$ 5,617	$ 6,651	(15.5)%

			Per share data: (1)
$ 1.32	$ 1.34	(1.5)%	Basic Earnings Per Share	$ 3.61	$ 4.28	(15.7)%
$ 1.32	$ 1.34	(1.5)%	Diluted Earnings Per Share	$ 3.61	$ 4.27	(15.5)%

(1) Net Earnings and weighted-average shares used in the basic and diluted Earnings Per Share computations for the quarters and for the nine months ended September 30, 2023 and 2022 are shown on Schedule 1, Footnote 1

		Schedule 12
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Condensed Balance Sheets
($ in millions) / (Unaudited)

	September 30,	December 31,
	2023	2022
Assets
Cash and cash equivalents	$3,017	$3,207
All other current assets	16,176	16,412
Property, plant and equipment, net	6,883	6,710
Goodwill	16,509	19,655
Other intangible assets, net	9,579	6,732
Equity investments	4,691	4,431
Other assets	6,072	4,534
Total assets	$62,927	$61,681

Liabilities and Stockholders' (Deficit) Equity
Short-term borrowings	$2,149	$5,637
Current portion of long-term debt	2,652	2,611
All other current liabilities	16,746	19,088
Long-term debt	42,914	34,875
Deferred income taxes	2,903	1,956
Other long-term liabilities	3,269	3,825
Total liabilities	70,633	67,992

Total PMI stockholders' deficit	(9,433)	(8,957)
Noncontrolling interests	1,727	2,646
Total stockholders' (deficit) equity	(7,706)	(6,311)
Total liabilities and stockholders' (deficit) equity	$62,927	$61,681

				Schedule 13
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Calculation of Total Debt to Adjusted EBITDA and Net Debt to Adjusted EBITDA Ratios
($ in millions, except ratios) / (Unaudited)

	Year Ended September 30, 2023			Year Ended December 31, 2022
	October ~ December	January ~ September	12 months
	2022	2023	rolling
Net Earnings	$2,494	$5,955	$8,449	$9,527
Equity investments and securities (income)/loss, net	(157)	(131)	(288)	(137)
Provision for income taxes	409	2,019	2,428	2,244
Interest expense, net	170	788	958	588
Depreciation, amortization and impairment of goodwill and other intangibles	291	1,709	2,000	1,189
Asset impairment and exit costs and Others (1)	(6)	570	564	391
Adjusted EBITDA	$3,201	$10,910	$14,111	$13,802

			September 30,	December 31,
			2023	2022
Short-term borrowings			$2,149	$5,637
Current portion of long-term debt			2,652	2,611
Long-term debt			42,914	34,875
Total Debt			$47,715	$43,123
Cash and cash equivalents			3,017	3,207
Net Debt			$44,698	$39,916

Ratios:
Total Debt to Adjusted EBITDA			3.38	3.12
Net Debt to Adjusted EBITDA			3.17	2.89

(1) For the period January 2023 to Sep 2023 "Others" includes South Korea indirect tax charge $204 million, $140 million related to Termination of agreement with Foundation for a Smoke-Free World, a reduction in revenues of $80 million related to the termination of distribution arrangement in the Middle East, $19 million of charges related to the war in Ukraine and $18 million of Swedish Match AB acquisition accounting related items. For the period October 2022 to December 2022 "Others" includes $154 million reduction of costs associated with Swedish Match AB offer, $125 million for Swedish Match AB acquisition accounting related item and $23 million of charges related to the war in Ukraine.

						Schedule 14
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Cash Flow to Operating Cash Flow, excluding Currency
($ in millions) / (Unaudited)

Quarters Ended September 30,				Nine Months Ended September 30,
2023	2022	% Change		2023	2022	% Change
$ 3,415	$ 3,068	11.3%	Net cash provided by operating activities (1)	$ 5,902	$ 7,710	(23.5)%
—			Less: Currency	(652)
$ 3,415	$ 3,068	11.3%	Net cash provided by operating activities, excluding currency	$ 6,554	$ 7,710	(15.0)%

(1) Operating cash flow

											Schedule 15
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Restatement and Reconciliation of Adjusted Net Revenues – PMI and Swedish Match Combined
($ in millions) / (Unaudited)
Quarters Ended September 30,							Nine Months Ended September 30,
2023	2022	Total	Var.	Currency	Var. excl. currency		2023	2022	Total	Var.	Currency	Var. excl. currency
						Total PMI
$ 9,141	$ 8,032	$ 1,109	13.8%	$ (209)	16.4%	Net Revenues	$ 26,127	$ 23,610	$ 2,517	10.7%	$ (1,034)	15.0%
—	—	—	—	—	—	Adjustments (1)	(80)	—	(80)	—	—	—
$ 9,141	$ 8,032	$ 1,109	13.8%	$ (209)	16.4%	Adjusted Net Revenues	$ 26,207	$ 23,610	$ 2,597	11.0%	$ (1,034)	15.4%

						Swedish Match
$ 568	$ —	$ 568	—	$ —	—	Net Revenues	$ 1,814	$ —	$ 1,814	—	$ —	—

						Total PMI excl. Swedish Match
$ 8,573	$ 8,032	$ 541	6.7%	$ (209)	9.3%	Adjusted Net Revenues	$ 24,393	$ 23,610	$ 783	3.3%	$ (1,034)	7.7%

						Pro Forma Swedish Match Financial Information
$ 568	$ 579	$ (11)	(1.9)%	$ (29)	3.2%	Net Revenues	$ 1,814	$ 1,625	$ 189	11.6%	$ (9)	12.2%
	$ 28					Less 2022 accounting reclassification impacts		$ 82
$ 568	$ 550	$ 18	3.2%	$ (30)	8.7%	Restated Net Revenues	$ 1,814	$ 1,543	$ 271	17.5%	$ (9)	18.1%
$ 9,141	$ 8,582	$ 559	6.5%	$ (239)	9.3%	Combined Restated Net Revenues	$ 26,207	$ 25,153	$ 1,054	4.2%	$ (1,043)	8.3%

$ (67)						Less Q1 & Q2 2023 accounting reclassification impact booked in Q3	$ —
$ 635	$ 550	$ 85	15.4%	$ (34)	21.6%	Swedish Match Adjusted Net Revenues	$ 1,814	$ 1,543	$ 271	17.5%	$ (9)	18.1%

						Pro Forma Combined Financial Information
$ 9,208	$ 8,582	$ 626	7.3%	$ (243)	10.1%	Adjusted Net Revenues	$ 26,207	$ 25,153	$ 1,054	4.2%	$ (1,043)	8.3%
(1) Reflects a reduction in net revenues related to the termination of distribution arrangement in the Middle East
The unaudited pro forma combined financial information was prepared using the acquisition method of accounting and was based on the historical financial information of PMI and Swedish Match as disclosed in Form 10-K for the year ended December 31, 2022, Item 8, Note 3. Acquisitions and has been restated for the impact of the accounting reclassifications as shown in the table above

The unaudited quarterly pro forma 2022 Swedish Match net revenues are prepared on the same basis as the pro forma Swedish Match financial information for the year ended December 31, 2022 as disclosed in Form 10-K for the year ended December 31, 2022, Item 8, Note 3. Acquisitions, utilizing the full year average exchange rates. The information presented in the 10-K has been restated for the impact of the accounting reclassifications as shown in the table above. The currency variance includes adjustments to the 2022 quarterly average exchange rates

The unaudited pro forma financial information is not necessarily indicative of what the consolidated results of operations would have been had the acquisition been completed on January 1, 2021. In addition, the unaudited pro forma financial information is not a projection of future results of operations of the combined company, nor does it reflect the expected realization of any synergies or cost savings associated with the acquisition

The segment's third-quarter 2023 results include the impact of financial statement presentation reclassifications recorded on a year-to-date basis primarily associated with the alignment of accounting policies related to the company's post-acquisition evaluation of sales incentives, excise taxes and acquired contracts. Net revenues were unfavorably impacted by these reclassifications, some of which are associated with the first and second quarter of 2023. These reclassifications were not material to the condensed consolidated results of the current period or the period in which they relate

Note: Totals may not foot due to roundings